Party in Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Party in Interest Transactions
5.
Party in Interest Transactions

Section 3(14) of ERISA defines a party-in-interest to include, among others, fiduciaries or employees of the Plan, any person who provides services to the Plan or an employer whose employees are covered by the Plan. Included within the Plan's investment options is stock of Unity Bancorp, Inc. Accordingly, transactions of these shares and loans to participants qualify as party-in-interest transactions.

Certain Plan investments are shares of registered investment companies managed by Empower Trust Company, LLC, who is the Plan's record keeper. Additionally, the guaranteed investment contract and pooled separate accounts are managed by Empower Annuity Insurance Company.